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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2001
                                                          ---------------



                          HOOKER FURNITURE CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                        (State or other jurisdiction of
                         incorporation or organization)


               000-25349                       54-0251350
               ---------                       ----------
              (Commission                    (I.R.S. Employer
               File No.)                    Identification No.)


          440 East Commonwealth Blvd., Martinsville, Virginia     24115
          ----------------------------------------------------  ---------
         (Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code:

                                 (540) 632-2133
                                 --------------
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ITEM 5.   OTHER EVENTS

          On August 30, 2001, Hooker Furniture Corporation (the "Company") announced that the Company's manufacturing employees in Virginia and North Carolina will return to 40-hours-per-week work schedules beginning September 10.

          The Company also announced that in order to return to full work schedules, the Company will downsize the workforce at its 560,000 square-foot Martinsville, Virginia plant to make it more efficient and bring it in line with the capacity of its other plants. The downsizing involves a workforce reduction of approximately 100 Martinsville employees, or about 5% of the Company's total workforce.

          The Company's press release announcing the return to 40-hours-per-week work schedules and the workforce reduction at the Martinsville, Virginia plant is included as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

          99.1    Press Release dated August 30, 2001

                                       2
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                                    Signature
                                    ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HOOKER FURNITURE CORPORATION



                                    By: /s/ E. Larry Ryder
                                        --------------------------------------
                                        E. Larry Ryder
                                        Executive Vice President - Finance and
                                        Administration


Date:  August 30, 2001


                                       3
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                                  EXHIBIT LIST
                                  ------------


Exhibit                 Description
-------                 -----------

99.1            Press Release dated August 30, 2001